SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 26, 2008

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 587-9898

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1 - Registrant’s Business and Operations

Item 1.01 - Entry Into A Material Definitive Agreement

See Item 8.01 under “Correcting Amendment,” which is incorporated into this Item 1.01 herein by reference.

Section 8 - Other Events

Item 8.01 - Other Events

Industrial Segment

On September 26, 2008, our Board of Directors approved retaining our Industrial Segment facilities/operations at Perma-Fix of Fort Lauderdale, Inc. (“PFFL”), Perma-Fix of South Georgia, Inc. (“PFSG”), and Perma-Fix of Orlando, Inc. (“PFO”). As previously disclosed on May 18, 2007, our Board of Directors authorized the divestiture of our Industrial Segment facilities/operations. We have since completed the sale of substantially all of the assets of three facilities within our Industrial Segment: Perma-Fix Treatment Services, Inc. (“PFTS”) to A Clean Environmental Company, Inc. (“ACE”) on May 30, 2008; Perma-Fix of Dayton, Inc. (“PFD”) on March 14, 2008 to OGM, Ltd (“OGM”), and Perma-Fix of Maryland, Inc. (“PFMD”) on January 8, 2008 to Triumvirate Environmental, Inc. (“TEI”).

The Company believes that its remaining Industrial Segment operations are self-sufficient, which should allow senior management the freedom to focus on growing its nuclear operations, while benefiting from the cash flow and growth prospects of its remaining Industrial Segment facilities.

We are currently reviewing the impact of reclassifying the three facilities as part of our continuing operations in our third quarter 2008 financial statements. Our income statement for the third quarter of 2008 will be impacted to reflect any required adjustments to the carrying value of assets for these facilities. All prior period financial results reported during 2008 and 2007 will be reclassified to reflect these three facilities as part of our continuing operations.

The sales of the PFTS assets, PFD assets, and PFMD assets were reported in the Company’s Current Reports on Form 8-K, dated June 5, 2008, March 20, 2008 and January 14, 2008, respectively.

Correcting Amendment

This disclosure amends the Form 8-K, filed May 8, 2008, reporting the Rights Agreement, dated May 2, 2008, between the Company and Continental Stock Transfer and Trust Company, as Rights Agent (the “Rights Agent”). On September 29, 2008, the Company and the Rights Agent entered into a Letter Agreement changing the Rights Agreement to correct certain subparagraph numbers contained in the Rights Agreement that were inadvertently misnumbered. A copy of the Letter Agreement is attached as Exhibit 4.1 to this report and is incorporated herein by reference.

Exhibit	Description

4.1	Letter Agreement, dated September 29, 2008.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2008

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

By:	/s/ Steven T. Baughman
Steven T. Baughman
Vice President and
Chief Financial Officer